EXhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q08

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7

Segment Detail

Global Consumer:	8 - 9
U.S.
U.S. Cards	10 - 11
U.S. Retail Distribution	12 - 13
U.S. Consumer Lending	14 - 15
U.S. Commercial Business	16

International
International Cards	17 - 18
International Consumer Finance	19 - 20
International Retail Banking	21 - 22

Markets & Banking:	23
Income Statement	24
Revenue Details	25
Securities and Banking	26
Transaction Services	27

Global Wealth Management:	28
Smith Barney	29
Private Bank	30

Alternative Investments	31

Citigroup Supplemental Detail
Return on Capital	32
Average Balances and Interest Rates	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

Citi, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers,  corporations, governments and institutions a complete range of financial products and services.

								1Q08 vs.
	1Q	2Q	3Q	4Q		1Q		1Q07 Increase/
	2007	2007	2007	2007		2008		(Decrease)

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		NM

Diluted Earnings Per Share:	$1.01	$1.24	$0.44	$(1.99	)(1)	$(1.02	)(1)	NM

Adjusted weighted average common shares applicable to: (in millions)

Basic	4,877.0	4,898.3	4,916.1	4,931.9		5,085.6

Diluted	4,967.9	4,992.9	5,010.9	5,009.3		5,591.1

Preferred Dividends - Diluted	$16	$14	$6	$—		$83

Common Shares Outstanding, at period end (in millions)	4,946.4	4,974.6	4,981.1	4,994.6		5,249.8

Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%		7.7	%*

Total Capital Ratio	11.48%	11.23%	10.61%	10.70%		11.2	%*

Leverage Ratio	4.84%	4.37%	4.13%	4.03%		4.3	%*

Total Assets, at period end (in billions)	$2,021.0	$2,220.9	$2,358.3	$2,187.6		$2,199.8	*
Stockholders’ Equity, at period end (in billions)	$122.1	$127.8	$127.1	$113.6		$128.2	*
Equity and Trust Securities, at period end (in billions)	$131.5	$137.8	$138.7	$137.2		$152.2	*

Book Value Per Share, at period end	$24.48	$25.56	$25.48	$22.74		$20.73	*

Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%		(18.6)%

Return on Risk Capital	31%	35%	12%	(46)%		19%

(1) Diluted shares used in the Diluted EPS calculation represent Basic Shares for the fourth quarter of 2007 and the first quarter of 2008 due to the Net Loss.  Using actual Diluted shares would result in anti-dilution.

* Preliminary

CITIGROUP — NET INCOME PRODUCT VIEW (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)
Global Consumer:

U.S. Cards	$897	$726	$852	$398	$595	(34)%
U.S. Retail Distribution	388	453	257	245	101	(74)%
U.S. Consumer Lending	359	441	(227)	(1,199)	(476)	NM
U.S. Commercial Business	81	128	86	89	59	(27)%

Total U.S. Consumer (1)	1,725	1,748	968	(467)	279	(84)%

International Cards	388	351	647	627	703	81%
International Consumer Finance	25	(6)	(320)	(207)	(168)	NM
International Retail Banking	540	671	552	925	728	35%

Total International Consumer	953	1,016	879	1,345	1,263	33%

Other	(85)	(91)	(100)	(157)	(108)	(27)%

Total Global Consumer	2,593	2,673	1,747	721	1,434	(45)%

Markets & Banking:
Securities and Banking	2,211	2,166	(255)	(11,600)	(6,401)	NM
Transaction Services	449	516	591	667	732	63%
Other	1	173	(20)	(18)	(2)	NM

Total Markets & Banking	2,661	2,855	316	(10,951)	(5,671)	NM

Global Wealth Management:
Smith Barney	324	321	379	327	142	(56)%
Private Bank	124	193	110	196	157	27%

Total Global Wealth Management	448	514	489	523	299	(33)%

Alternative Investments	222	456	(67)	61	(509)	NM

Corporate / Other (2)	(912)	(272)	(273)	(187)	(664)	27%

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	NM

(1) U.S. disclosure includes Canada and Puerto Rico.

(2) The 2007 first quarter includes a $1,377 million ($871 million after-tax) Restructuring charge related to the Company’s Structural Expense Initiatives project announced on April 11, 2007.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

U.S. (1)
Global Consumer	$1,640	$1,657	$868	$(624)	$171	(90)%
Markets & Banking	1,039	1,007	(656)	(8,793)	(5,444)	NM
Global Wealth Management	361	335	333	387	163	(55)%

Total U.S.	3,040	2,999	545	(9,030)	(5,110)	NM

Mexico
Global Consumer	372	360	244	411	340	(9)%
Markets & Banking	114	95	125	62	101	(11)%
Global Wealth Management	12	15	10	9	12	—

Total Mexico	498	470	379	482	453	(9)%

Europe, Middle East and Africa (EMEA)
Global Consumer	83	148	58	215	66	(20)%
Markets & Banking	694	803	(25)	(3,374)	(1,142)	NM
Global Wealth Management	7	46	4	20	26	NM

Total EMEA	784	997	37	(3,139)	(1,050)	NM

Japan
Global Consumer	45	32	(224)	21	(8)	NM
Markets & Banking	35	124	(96)	65	(145)	NM
Global Wealth Management	—	30	60	5	27	—

Total Japan	80	186	(260)	91	(126)	NM

Asia (excluding Japan)
Global Consumer	383	426	334	606	370	(3)%
Markets & Banking	561	567	727	723	725	29%
Global Wealth Management	65	74	79	96	56	(14)%

Total Asia	1,009	1,067	1,140	1,425	1,151	14%

Latin America
Global Consumer	70	50	467	92	495	NM
Markets & Banking	218	259	241	366	234	7%
Global Wealth Management	3	14	3	6	15	NM

Total Latin America	291	323	711	464	744	NM

Alternative Investments	222	456	(67)	61	(509)	NM
Corporate / Other	(912)	(272)	(273)	(187)	(664)	27%

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	NM

Total International	$2,662	$3,043	$2,007	$(677)	$1,172	(56)%

(1) Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S. includes Other Consumer.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES PRODUCT VIEW (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)
Global Consumer:

U.S. Cards	$3,294	$3,181	$3,386	$3,557	$3,217	(2)%
U.S. Retail Distribution	2,426	2,545	2,539	2,699	2,656	9%
U.S. Consumer Lending	1,551	1,606	1,548	1,754	1,710	10%
U.S. Commercial Business	474	493	411	443	422	(11)%

Total U.S. Consumer (1)	7,745	7,825	7,884	8,453	8,005	3%

International Cards	1,739	2,013	2,852	2,624	3,053	76%
International Consumer Finance	890	843	782	667	809	(9)%
International Retail Banking	2,759	3,030	3,225	3,864	3,325	21%

Total International Consumer	5,388	5,886	6,859	7,155	7,187	33%

Other	4	(2)	(8)	(33)	15	NM

Total Global Consumer	13,137	13,709	14,735	15,575	15,207	16%

Markets & Banking:
Securities and Banking	7,277	7,067	2,212	(14,069)	(6,823)	NM
Transaction Services	1,650	1,847	2,069	2,299	2,347	42%
Other	(1)	—	—	(1)	—	100%

Total Markets & Banking	8,926	8,914	4,281	(11,771)	(4,476)	NM

Global Wealth Management:
Smith Barney	2,246	2,611	2,892	2,780	2,643	18%
Private Bank	572	586	617	682	631	10%

Total Global Wealth Management	2,818	3,197	3,509	3,462	3,274	16%

Alternative Investments	562	1,032	125	384	(358)	NM

Corporate / Other	16	(222)	(257)	(434)	(428)	NM

Total Net Revenues	$25,459	$26,630	$22,393	$7,216	$13,219	(48)%

(1) U.S. disclosure includes Canada and Puerto Rico.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

U.S. (1)
Global Consumer	$7,749	$7,823	$7,876	$8,420	$8,020	3%
Markets & Banking	3,683	2,994	(15)	(11,805)	(7,466)	NM
Global Wealth Management	2,385	2,439	2,454	2,509	2,377	—

Total U.S.	13,817	13,256	10,315	(876)	2,931	(79)%

Mexico

Global Consumer	1,377	1,354	1,404	1,642	1,458	6%
Markets & Banking	227	183	247	157	203	(11)%
Global Wealth Management	36	41	38	38	37	3%

Total Mexico	1,640	1,578	1,689	1,837	1,698	4%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,446	1,618	1,738	1,847	1,861	29%
Markets & Banking	2,827	2,993	1,398	(2,983)	133	(95)%
Global Wealth Management	108	137	139	159	170	57%

Total EMEA	4,381	4,748	3,275	(977)	2,164	(51)%

Japan
Global Consumer	615	680	649	853	640	4%
Markets & Banking	212	453	133	393	202	(5)%
Global Wealth Management	—	286	547	411	415	—

Total Japan	827	1,419	1,329	1,657	1,257	52%

Asia (excluding Japan)
Global Consumer	1,359	1,464	1,520	1,910	1,691	24%
Markets & Banking	1,404	1,635	1,822	1,635	1,827	30%
Global Wealth Management	234	242	277	285	212	(9)%

Total Asia	2,997	3,341	3,619	3,830	3,730	24%

Latin America
Global Consumer	591	770	1,548	903	1,537	NM
Markets & Banking	573	656	696	832	625	9%
Global Wealth Management	55	52	54	60	63	15%

Total Latin America	1,219	1,478	2,298	1,795	2,225	83%

Alternative Investments	562	1,032	125	384	(358)	NM

Corporate / Other	16	(222)	(257)	(434)	(428)	NM

Total Net Revenues	$25,459	$26,630	$22,393	$7,216	$13,219	(48)%

Total International	$11,064	$12,564	$12,210	$8,142	$11,074	—

(1) Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S. includes Other Consumer.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)
Revenues
Interest revenue	$28,174	$30,646	$33,029	$32,618	$29,950	6%
Interest expense	17,562	19,172	20,804	19,993	16,477	(6)%
Net interest revenue	10,612	11,474	12,225	12,625	13,473	27%

Insurance premiums	838	846	893	957	983	17%
Commissions and fees	5,602	6,632	4,053	4,845	1,671	(70)%
Principal transactions	3,168	2,629	(244)	(17,632)	(6,661)	NM
Administrative and other fiduciary fees	1,949	2,241	2,468	2,514	2,317	19%
Realized gains (losses) from sales of investments	473	119	263	313	(119)	NM
Other revenue	2,817	2,689	2,735	3,594	1,555	(45)%
Total non-interest revenues	14,847	15,156	10,168	(5,409)	(254)	NM
Total revenues, net of interest expense	25,459	26,630	22,393	7,216	13,219	(48)%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	261	197	236	241	275	5%
Provision for loan losses	2,706	2,520	4,776	7,422	5,751	NM
Provision for unfunded lending commitments	—	—	50	100	—	—
Total provisions for credit losses and for benefits and claims	2,967	2,717	5,062	7,763	6,026	NM

Operating Expenses
Compensation and benefits	8,699	8,922	7,730	9,084	9,080	4%
Net occupancy expense	1,529	1,603	1,748	1,800	1,788	17%
Technology / communication expense	979	1,143	1,166	1,245	1,226	25%
Advertising and marketing expense	617	767	800	751	679	10%
Restructuring-related items	1,377	63	35	53	15	(99)%
Other operating	2,370	2,357	3,082	3,568	3,428	45%
Total operating expenses	15,571	14,855	14,561	16,501	16,216	4%

Income (Loss) before Income
Taxes and Minority Interest	6,921	9,058	2,770	(17,048)	(9,023)	NM
Provision (benefits) for income taxes	1,862	2,709	538	(7,310)	(3,891)	NM
Minority interest, net of income taxes	47	123	20	95	(21)	NM

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						March 31, 2008
						vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	December 31, 2007
	2007	2007	2007	2007	2008 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	(19)%
Deposits with banks	44,906	70,897	58,713	69,366	73,318	6%
Federal funds sold and securities borrowed or purchased under agreements to resell	303,925	348,129	383,217	274,066	239,006	(13)%
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	14%
Trading account assets	460,065	538,316	581,220	538,984	578,437	7%
Investments	286,567	257,880	240,828	215,008	204,155	(5)%
Loans, net of unearned income
Consumer	519,105	551,223	570,891	592,307	596,987	1%
Corporate	174,239	191,701	203,078	185,686	192,856	4%
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	2%
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(13)%
Total loans, net	683,834	732,543	761,241	761,876	771,586	1%
Goodwill	34,380	39,231	39,949	41,204	43,622	6%
Intangible assets	19,330	22,975	23,651	22,687	23,945	6%
Other assets	111,562	119,116	162,159	168,875	169,289	—
Total assets	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$39,296	$41,740	$38,842	$40,859	$43,779	7%
Interest-bearing deposits in U.S. offices	198,840	196,481	211,147	225,198	226,285	—
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	4%
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	—
Total deposits	738,521	771,761	812,850	826,230	831,208	1%
Federal funds purchased and securities loaned or sold under agreements to repurchase	393,670	394,143	440,369	304,243	279,561	(8)%
Brokerage payables	88,722	96,528	94,830	84,951	95,597	13%
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	11%
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	(7)%
Long-term debt	310,768	340,077	364,526	427,112	424,959	(1)%
Other liabilities (2)	82,121	105,472	108,651	102,927	102,519	—
Total liabilities	1,898,883	2,093,112	2,231,153	2,074,033	2,071,629	—

Stockholders’ equity
Preferred Stock	1,000	600	200	—	19,384	—
Common Stock	55	55	55	55	55	—
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	(38)%
Retained earnings	131,395	134,932	134,445	121,920	115,050	(6)%
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	54%
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(58)%
Total stockholders’ equity	122,083	127,754	127,113	113,598	128,219	13%

Total liabilities and stockholders’ equity	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848	1%

(1)                        Preliminary.

(2)                        Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,100 million, $1,100 million, $1,150 million, and $1,250 million for the first, second, third and fourth quarters of 2007, respectively, and $1,250 million for the first quarter of 2008.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 1 (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)
Global Consumer:

Net Interest Revenue	$7,676	$8,230	$8,351	$8,679	$8,749	14%
Non-Interest Revenue	5,461	5,479	6,384	6,896	6,458	18%
Total Revenues, Net of Interest Expense	13,137	13,709	14,735	15,575	15,207	16%
Total Operating Expenses	6,744	7,047	7,489	7,951	7,515	11%
Net Credit Losses	2,130	2,092	2,554	3,007	3,696	74%
Credit Reserve Build / (Release)	304	475	2,012	3,518	1,791	NM
Provision for Benefits & Claims	261	196	234	236	269	3%
Provisions for Loan Losses and for Benefits and Claims	2,695	2,763	4,800	6,761	5,756	NM
Income Before Taxes and Minority Interest	3,698	3,899	2,446	863	1,936	(48)%
Income Taxes	1,095	1,196	674	36	493	(55)%
Minority Interest, Net of Tax	10	30	25	106	9	(10)%

Net Income	$2,593	$2,673	$1,747	$721	$1,434	(45)%

Key Indicators (in billions of dollars):

Average Managed Loans	$562.1	$583.8	$601.8	$625.7	$638.0	14%
Average Deposits	$271.6	$287.1	$296.5	$303.9	$312.2	15%
Total Branches	8,140	8,202	8,294	8,527	8,441	4%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER Page 2 (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

U.S.:

Net Interest Revenue	$4,217	$4,326	$4,318	$4,623	$4,353	3%
Non-Interest Revenue	3,528	3,499	3,566	3,830	3,652	4%

Total Revenues, Net of Interest Expense	7,745	7,825	7,884	8,453	8,005	3%
Total Operating Expenses	3,613	3,628	3,693	4,044	3,827	6%
Net Credit Losses	1,078	1,090	1,217	1,747	2,183	NM
Credit Reserve Build / (Release)	192	239	1,295	3,301	1,367	NM
Provision for Benefits & Claims	209	169	187	192	221	6%
Provisions for Loan Losses and for Benefits and Claims	1,479	1,498	2,699	5,240	3,771	NM
Income (Loss) Before Taxes and Minority Interest	2,653	2,699	1,492	(831)	407	(85)%

Income Taxes	920	937	519	(373)	124	(87)%
Minority Interest, Net of Tax	8	14	5	9	4	(50)%

Net Income (Loss)	$1,725	$1,748	$968	$(467)	$279	(84)%

Total Revenues Reflecting the Gross-up for the Impact of Credit Card Securitizations (1)	$8,674	$8,823	$9,008	$9,653	$9,615	11%

Key Indicators (in billions of dollars):

Average Managed Loans	$436.1	$443.2	$452.6	$467.3	$473.8	9%
Average Deposits	$117.4	$118.7	$120.8	$122.1	$122.6	4%
Total Branches	3,488	3,433	3,482	3,545	3,569	2%

International:

Net Interest Revenue	$3,489	$3,938	$4,072	$4,120	$4,433	27%
Non-Interest Revenue	1,899	1,948	2,787	3,035	2,754	45%

Total Revenues, Net of Interest Expense	5,388	5,886	6,859	7,155	7,187	33%

Total Operating Expenses	2,976	3,264	3,627	3,683	3,521	18%

Net Credit Losses	1,052	1,002	1,337	1,260	1,513	44%
Credit Reserve Build / (Release)	112	236	717	217	424	NM
Provision for Benefits & Claims	52	27	47	44	48	(8)%

Provisions for Loan Losses and for Benefits and Claims	1,216	1,265	2,101	1,521	1,985	63%

Income Before Taxes and Minority Interest	1,196	1,357	1,131	1,951	1,681	41%

Income Taxes	241	325	232	509	413	71%
Minority Interest, Net of Tax	2	16	20	97	5	NM

Net Income	$953	$1,016	$879	$1,345	$1,263	33%

Key Indicators (in billions of dollars):

Average Loans	$126.0	$140.6	$149.2	$158.4	$164.2	30%
Average Deposits	$154.2	$168.4	$175.7	$181.8	$189.6	23%

Total Branches	4,652	4,769	4,812	4,982	4,872	5%

Other Consumer:

Net Interest Revenue	$(30)	$(34)	$(39)	$(64)	$(37)	(23)%
Non-Interest Revenue	34	32	31	31	52	53%

Total Revenues, Net of Interest Expense	4	(2)	(8)	(33)	15	NM

Total Operating Expenses	155	155	169	224	167	8%
Income Before Taxes	(151)	(157)	(177)	(257)	(152)	(1)%
Income Taxes	(66)	(66)	(77)	(100)	(44)	33%

Net Income	$(85)	$(91)	$(100)	$(157)	$(108)	(27)%

(1)                        For details on the impact of credit card securitizations, see page 10.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 1 (In millions of dollars)

•                  GAAP revenues decreased 2%, reflecting the impact of higher funding costs and higher credit losses in the securitization trusts, partially offset by the gain on Visa shares.  Excluding the gain on Visa shares and a gain on MasterCard shares in the first quarter of 2007, revenues were down 8%.

•                  Managed revenues grew 14% reflecting, the gain on Visa shares and a 6% increase in managed receivables. The managed net interest margin increased 3 basis points to 10.14%.

•                  Expenses decreased by 6%, primarily driven by a partial release of the Visa-related litigation reserve, offset by increased collection and servicing expenses.

•                  Credit costs increased $447 million, driven by higher net credit losses, up 23%, and a $302 million pre-tax charge to increase loan loss reserves.  Higher credit costs reflected a weakening of leading credit indicators, trends in the macro-economic environment and an increase in the rate at which delinquent customers advanced to write-off.  The managed net credit loss ratio increased by 120 basis points to 5.83%.

•                  Net income declined 34%, driven largely by increased credit costs.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,073	$1,085	$1,037	$1,322	$876	(18)%
Non-Interest Revenue	2,221	2,096	2,349	2,235	2,341	5%
Total Revenues, Net of Interest Expense (1)	3,294	3,181	3,386	3,557	3,217	(2)%
Total Operating Expenses	1,485	1,452	1,503	1,822	1,403	(6)%

Net Credit Losses	439	408	399	595	541	23%
Credit Reserve Build / (Release)	(44)	224	134	493	302	NM
Provision for Benefits & Claims	21	12	20	15	20	(5)%

Provision for Loan Losses and for Benefits and Claims	416	644	553	1,103	863	NM
Income Before Taxes and Minority Interest	1,393	1,085	1,330	632	951	(32)%
Income Taxes and Minority Interest	496	359	478	234	356	(28)%

Net Income	$897	$726	$852	$398	$595	(34)%

Average Assets (in billions of dollars)	$63	$61	$58	$65	$63	—
Return on Assets	5.77%	4.77%	5.83%	2.43%	3.80%

Net Credit Loss Ratio	4.58%	4.39%	4.39%	5.55%	5.38%

Average Risk Capital	$5,452	$5,265	$5,213	$5,609	$10,108	85%
Return on Risk Capital	67%	55%	65%	28%	24%
Return on Invested Capital	28%	23%	27%	13%	17%

KEY INDICATORS - Managed Basis (2) (in billions of dollars)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues	$3,294	$3,181	$3,386	$3,557	$3,217	(2)%
Net Impact of Cardit Card Securitization Activity (3)	929	998	1,124	1,200	1,610	73%
Total Managed Revenues	$4,223	$4,179	$4,510	$4,757	$4,827	14%

Return on Managed Assets	2.37%	1.99%	2.28%	1.03%	1.57%

Average Managed Loans:

Securitized	$97.3	$97.5	$101.2	$99.6	$105.6	9%
Held for Sale	3.0	3.3	3.0	2.7	1.0	(67)%
On Balance Sheet	38.9	37.3	35.9	42.5	40.4	4%
Total Managed	$139.2	$138.1	$140.1	$144.8	$147.0	6%

Bankcards	$108.4	$107.4	$108.4	$112.1	$114.2	5%
Private Label	30.8	30.7	31.7	32.7	32.8	6%

Total Managed	$139.2	$138.1	$140.1	$144.8	$147.0	6%

End of Period Managed Loans:
Bankcards	$107.3	$108.9	$109.9	$116.4	$113.5	6%
Private Label	30.2	31.2	31.8	34.4	31.8	5%

Total	$137.5	$140.1	$141.7	$150.8	$145.3	6%

(1)                       The 2007 first quarter, 2007 second quarter, 2007 third quarter, 2007 fourth quarter, 2008 first quarter include releases of  $98 million, $144 million, $73 million, $157 million and$58 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)                       Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(3)                       Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans,mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 2 (In millions of dollars)

							1Q08 vs.
		1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
		2007	2007	2007	2007	2008	(Decrease)

SUPPLEMENTAL DISCLOSURE - Managed Basis (1):

EOP Open Accounts (in millions)		150.0	147.5	146.4	149.1	145.9	(3)%
Purchase Sales (in billions of dollars) (2)		$72.4	$82.2	$81.6	$87.8	$75.6	4%

Managed Average Yield (3)	Bankcards	13.00%	12.93%	13.19%	12.78%	12.14%
	Private Label	18.51%	18.62%	18.73%	17.85%	17.86%
	Total	14.22%	14.19%	14.44%	13.93%	13.41%

Managed Net Interest Revenue	Bankcards	$2,248	$2,272	$2,379	$2,377	$2,388	6%
(in millions of dollars) (4)	Private Label	1,223	1,286	1,348	1,328	1,318	8%
	Total	$3,471	$3,558	$3,727	$3,705	$3,706	7%

Managed Net Interest Revenue as	Bankcards	8.40%	8.49%	8.71%	8.41%	8.41%
a% of Average Managed Loans	Private Label	16.10%	16.80%	16.87%	16.11%	16.17%
	Total	10.11%	10.33%	10.55%	10.15%	10.14%

Managed Net Credit Margin	Bankcards	$1,878	$1,846	$2,047	$2,075	$1,890	1%
(in millions of dollars) (5)	Private Label	716	736	826	784	768	7%
	Total	$2,594	$2,582	$2,873	$2,859	$2,658	2%

Managed Net Credit Margin as	Bankcards	7.03%	6.89%	7.49%	7.34%	6.66%
a% of Average Managed Loans	Private Label	9.43%	9.62%	10.34%	9.51%	9.42%
	Total	7.56%	7.50%	8.14%	7.83%	7.27%

Managed Net Credit Losses	Bankcards	$1,143	$1,138	$1,145	$1,314	$1,507	32%
(in millions of dollars)	Private Label	446	427	453	552	624	40%
	Total	$1,589	$1,565	$1,598	$1,866	$2,131	34%

Coincident Managed Net	Bankcards	4.27%	4.25%	4.15%	4.65%	5.31%
Credit Loss Ratio:	Private Label	5.87%	5.58%	5.49%	6.70%	7.65%
	Total	4.63%	4.55%	4.53%	5.11%	5.83%
12 Month Lagged Managed
Net Credit Loss Ratio		4.70%	4.55%	4.44%	5.30%	6.15%

Managed Loans 90+Days Past Due	Bankcards	$1,520	$1,449	$1,572	$1,871	$2,034	34%
	Private Label	642	605	688	786	814	27%
	Total	$2,162	$2,054	$2,260	$2,657	$2,848	32%

% of EOP Managed Loans	Bankcards	1.42%	1.33%	1.43%	1.61%	1.79%
	Private Label	2.13%	1.94%	2.16%	2.28%	2.56%
	Total	1.57%	1.47%	1.59%	1.76%	1.96%

(1)                        Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)                        Purchase Sales represents customers’ purchased sales plus cash advances.

(3)                        Gross interest revenue earned divided by average managed loans.

(4)                        Includes certain fees that are recorded as interest revenue.

(5)                        Total Revenues, net of Interest Expense,  less Net Credit Losses, and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 1 (In millions of dollars)

•                  Revenues grew 9%, driven by higher average loans and deposits, up 24% and 5%, respectively.  Volume growth was partially offset by spread compression due to a decline in short term interest rates.   Checking accounts increased 5%.

•                  Expenses increased 6%, reflecting higher business volumes and branch openings.

•                  Credit costs increased $591 million, driven by higher net credit losses and a $362 million pre-tax charge to increase loan loss reserves.  Higher credit costs reflected a weakening of leading credit indicators, including higher delinquencies in the retail bank home equity portfolio and unsecured personal loans, as well as portfolio growth.  The net credit loss ratio increased 97 basis points to 3.82%.

•                  Net income declined 74%, primarily due to higher credit costs.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,529	$1,602	$1,646	$1,723	$1,740	14%
Non-Interest Revenue	897	943	893	976	916	2%

Total Revenues, Net of Interest Expense	2,426	2,545	2,539	2,699	2,656	9%
Total Operating Expenses	1,323	1,340	1,314	1,327	1,408	6%
Net Credit Losses	335	360	388	479	563	68%
Credit Reserve Build / (Release)	(1)	—	299	376	362	NM
Provision for Benefits & Claims	188	157	167	177	201	7%

Provision for Loan Losses and for Benefits and Claims	522	517	854	1,032	1,126	NM
Income Before Taxes	581	688	371	340	122	(79)%
Income Taxes	193	235	114	95	21	(89)%

Net Income	$388	$453	$257	$245	$101	(74)%

Average Assets (in billions of dollars)	$74	$77	$80	$84	$86	16%
Return on Assets	2.13%	2.36%	1.27%	1.16%	0.47%
Average Risk Capital	$3,414	$3,705	$3,791	$3,754	$4,515	32%
Return on Risk Capital	46%	49%	27%	26%	9%
Return on Invested Capital	18%	19%	11%	11%	5%

Revenues by Business:
Citibank Branches	$781	$877	$842	$936	$859	10%
CitiFinancial Branches	1,064	1,105	1,141	1,185	1,215	14%
Primerica Financial Services	581	563	556	578	582	—

Total Revenues, Net of Interest Expense	$2,426	$2,545	$2,539	$2,699	$2,656	9%

Net Income by Business:
Citibank Branches	$42	$90	$62	$89	$(57)	NM
CitiFinancial Branches	215	226	62	13	35	(84)%
Primerica Financial Services	131	137	133	143	123	(6)%

Total Net Income	$388	$453	$257	$245	$101	(74)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 2

							1Q08 vs.
		1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
		2007	2007	2007	2007	2008	(Decrease)

KEY INDICATORS:

Average Loans	Citibank Branches	$11.3	$12.9	$14.2	$15.3	$16.5	46%
(in billions of dollars)	CitiFinancial Branches	36.3	37.6	39.4	41.7	42.7	18%
	Total	$47.6	$50.5	$53.6	$57.0	$59.2	24%

Average Loans by Product	Real estate secured loans	$25.0	$27.3	$29.0	$30.2	$32.1	28%
(in billions of dollars)	Personal loans	17.1	17.8	19.1	20.6	21.5	26%
	Sales finance and other	5.5	5.4	5.5	6.2	5.6	2%
	Total	$47.6	$50.5	$53.6	$57.0	$59.2	24%

Net Interest Revenue	Citibank Branches	$517	$564	$571	$606	$595	15%
(in millions of dollars)	CitiFinancial Branches	960	990	1,031	1,072	1,103	15%
	Primerica Financial Services	52	48	44	45	42	(19)%
	Total	$1,529	$1,602	$1,646	$1,723	$1,740	14%

Net Credit Loss Ratio		2.85%	2.86%	2.87%	3.33%	3.82%

Loans 90+ Days Past Due (in millions of dollars)		$847	$830	$991	$1,146	$1,247	47%
% of EOP Loans		1.75%	1.60%	1.79%	1.97%	2.08%

Number of Branches:	Citibank	993	1,001	1,015	1,046	1,051	6%
	CitiFinancial	2,495	2,432	2,467	2,499	2,518	1%
	Total	3,488	3,433	3,482	3,545	3,569	2%

Total EOP Accounts (in millions)	Citibank Branches (1)	12.2	10.8	11.1	11.2	11.2	(8)%
	CitiFinancial Branches	5.5	5.6	5.8	5.9	5.8	5%
	Primerica Financial Services	5.0	5.0	5.1	5.0	5.0	—
	Total (1)	22.7	21.4	22.0	22.1	22.0	(3)%

Citibank Branches - Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits		$72.3	$74.1	$73.4	$73.0	$76.8	6%
Time Deposits, CDs and Other		25.9	24.3	26.1	27.7	26.6	3%
Total Deposits		$98.2	$98.4	$99.5	$100.7	$103.4	5%

Checking Accounts (in millions)		3.9	4.0	4.1	4.1	4.1	5%

Primerica Financial Services:
Life Insurance in Force (in billions of dollars)		$614.0	$623.5	$638.0	$638.0	$639.0	4%
Loan Volumes (in millions of dollars)		$964.2	$1,194.9	$1,137.6	$1,172.4	$1,169.1	21%
Mutual Fund Sales at NAV (in millions of dollars)		$1,039	$1,006	$896	$913	$971	(7)%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)		$452	$383	$396	$424	$484	7%
Investment AUMs (EOP) (in billions of dollars)		$34.9	$37.0	$37.9	$37.5	$34.4	(1)%

(1)                        During the second quarter of 2007, Retail Distribution transferred approximately 1 million accounts to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING - Page 1
(In millions of dollars)

•                                          Revenues increased 10%, driven by growth in net interest revenues of 8%, reflecting 8% growth in average loans.

•                                          Expenses grew 53%, driven by acquisitions, increased business volumes, higher collection expenses and a repositioning charge.

•                                          Credit costs increased $1.2 billion, driven by higher net credit losses, up $762 million, and a $659 million pre-tax charge to increase loan loss reserves.  These increases reflected a weakening of leading credit indicators, including higher delinquencies in first and second mortgages and auto loans.  Credit costs also reflected trends in the macroeconomic environment, including the housing market downturn.

•                                          The higher expenses and credit costs led to a net loss of $476 million.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,350	$1,389	$1,376	$1,318	$1,461	8%
Non-Interest Revenue	201	217	172	436	249	24%
Total Revenues, Net of Interest Expense	1,551	1,606	1,548	1,754	1,710	10%
Total Operating Expenses	491	557	616	626	752	53%
Net Credit Losses	286	289	417	654	1,048	NM
Credit Reserve Build / (Release)	217	39	854	2,416	659	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	503	328	1,271	3,070	1,707	NM
Income (Loss) Before Taxes and Minority Interest	557	721	(339)	(1,942)	(749)	NM
Income Taxes (Benefits)	190	266	(117)	(752)	(277)	NM
Minority Interest, Net of Tax	8	14	5	9	4	(50)%
Net Income (Loss)	$359	$441	$(227)	$(1,199)	$(476)	NM
Average Assets (in billions of dollars)	$313	$324	$305	$285	$278	(11)%
Return on Assets	0.47%	0.55%	(0.30)%	(1.67)%	(0.69)%
Average Risk Capital	$6,256	$6,618	$5,657	$5,047	$10,623	70%
Return on Risk Capital	23%	27%	(16)%	(94)%	(18)%
Return on Invested Capital	16%	18%	(11)%	(59)%	(16)%

Revenues by Business:
Real Estate Lending	$1,090	$1,092	$1,076	$1,239	$1,212	11%
Student Loans	112	149	90	129	97	(13)%
Auto	349	365	382	386	401	15%
Total Revenues, Net of Interest Expense	$1,551	$1,606	$1,548	$1,754	$1,710	10%

Net Income (Loss) by Business:
Real Estate Lending	$297	$298	$(245)	$(1,220)	$(368)	NM
Student Loans	29	47	10	28	11	(62)%
Auto	33	96	8	(7)	(119)	NM
Total Net Income (Loss)	$359	$441	$(227)	$(1,199)	$(476)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING - Page 2

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

KEY INDICATORS:

Real Estate Lending - Balances (in billions of dollars):
Average Loans	$177.5	$183.3	$185.4	$189.3	$188.3	6%
Originations	$39.6	$46.2	$36.6	$29.5	$34.3	(13)%
Third Party Mortgage Servicing Portfolio (EOP)	$580.2	$585.3	$575.1	$599.6	$645.7	11%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$51.9	$129.6	$163.7	$340.4	$192.4	NM

Net Interest Revenue - (in millions of dollars)	$930	$948	$931	$866	$994	7%
NIR as a % of Average Loans	1.89%	1.83%	1.78%	1.78%	2.06%
(excluding NIR for MBS & Warehouse Loans)

Net Credit Loss Ratio	0.33%	0.40%	0.56%	0.91%	1.72%

Loans 90+Days Past Due - (in millions of dollars)	$2,025	$2,527	$3,404	$4,348	$5,046	NM
% of EOP Loans	1.13%	1.38%	1.81%	2.31%	2.73%

Student Loans - Balances (in billions of dollars):
Average Loans	$22.5	$20.9	$21.2	$22.0	$24.0	7%
Originations	$2.8	$1.3	$3.1	$1.5	$3.1	11%

Net Interest Revenue - (in millions of dollars)	$85	$89	$87	$82	$80	(6)%
NIR as a % of Average Loans	1.53%	1.71%	1.63%	1.48%	1.34%

Net Credit Loss Ratio	0.07%	0.12%	0.16%	0.21%	0.22%

Loans 90+Days Past Due - (in millions of dollars)	$879	$806	$776	$721	$796	(9)%
% of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%

Auto - (in billions of dollars):
Average Loans	$16.6	$18.2	$19.1	$20.1	$21.2	28%
Originations	$3.1	$2.8	$2.6	$3.1	$2.5	(19)%

Net Interest Revenue - (in millions of dollars)	$335	$352	$358	$370	$387	16%
NIR as a % of Average Loans	8.18%	7.76%	7.44%	7.30%	7.34%

Net Credit Margin (NCM) - (in millions of dollars)	$210	$264	$235	$177	$173	(18)%
NCM as a % of Average Loans	5.13%	5.82%	4.88%	3.49%	3.28%

Net Credit Loss Ratio	3.40%	2.23%	3.06%	4.11%	4.33%

Loans 90+Days Past Due - (in millions of dollars)	$122	$175	$246	$285	$215	76%
% of EOP Loans	0.69%	0.94%	1.26%	1.37%	1.00%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS
(In millions of dollars)

•                                          Revenues declined 11%, reflecting portfolio sales during 2007.  Average loan balances were up 4% and deposits were flat.

•                                          Net income declined 27% due to lower revenues and higher credit costs.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$265	$250	$259	$260	$276	4%
Non-Interest Revenue	209	243	152	183	146	(30)%
Total Revenues, Net of Interest Expense	474	493	411	443	422	(11)%
Total Operating Expenses	314	279	260	269	264	(16)%

Net Credit Losses	18	33	13	19	31	72%
Credit Reserve Build / (Release)	20	(24)	8	16	44	NM

Total Provision for Loan Losses	38	9	21	35	75	97%

Income Before Taxes	122	205	130	139	83	(32)%
Income Taxes	41	77	44	50	24	(41)%

Net Income	$81	$128	$86	$89	$59	(27)%

Average Assets (in billions of dollars)	$42	$41	$42	$42	$41	(2)%
Return on Assets	0.78%	1.25%	0.81%	0.84%	0.58%
Average Risk Capital	$2,286	$2,215	$2,088	$2,074	$2,102	(8)%
Return on Risk Capital	14%	23%	16%	17%	11%
Return on Invested Capital	7%	11%	8%	8%	7%

KEY INDICATORS (in billions of dollars):

Total Deposits	$19.2	$20.3	$21.3	$21.4	$19.2	—

Commercial Real Estate	$15.5	$15.8	$16.3	$17.0	$16.9	9%
Equipment Finance	14.7	14.0	14.2	14.2	14.2	(3)%
Other	2.4	2.3	2.7	2.9	3.0	25%
Average Loans	$32.6	$32.1	$33.2	$34.1	$34.1	5%
Average Loans - Liquidating	0.1	0.1	—	—	—	(100)%
Average Loans - Total	$32.7	$32.2	$33.2	$34.1	$34.1	4%
Operating Leases	1.9	1.7	1.6	1.7	1.6	(16)%
Total Average Earning Assets	$34.6	$33.9	$34.8	$35.8	$35.7	3%

Net Credit Loss Ratio	0.22%	0.41%	0.16%	0.22%	0.37%

Loans 90+Days Past Due - (in millions of dollars)	$179	$125	$166	$179	$239	34%
% of EOP Loans	0.54%	0.38%	0.49%	0.53%	0.69%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS - Page 1
(In millions of dollars)

•                                          Revenues grew 76%, primarily driven by acquisitions, higher average loans and purchase sales, up 53% and 41%, respectively, improved net interest margins, gains on Redecard and Visa shares.  Excluding the gains on Redecard and Visa shares in the current quarter and the gain on sale of MasterCard shares in the prior-year period, revenues increased 37%.

•                                          Expenses increased due to higher business volumes and acquisitions.

•                                          Credit costs increased by $541 million, primarily driven by Mexico and acquisitions.

•                                          Net income increased 81% as higher revenues more than offset significantly higher credit costs.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,121	$1,488	$1,588	$1,596	$1,733	55%
Non-Interest Revenue	618	525	1,264	1,028	1,320	NM

Total Revenues, Net of Interest Expense	1,739	2,013	2,852	2,624	3,053	76%

Total Operating Expenses	819	933	1,010	1,141	1,090	33%
Net Credit Losses	384	397	594	462	637	66%
Specific and Unallocated Credit Reserve Build / (Release)	22	201	334	109	310	NM
Total Provision for Loan Losses	406	598	928	571	947	NM
Income Before Taxes and Minority Interest	514	482	914	912	1,016	98%
Income Taxes and Minority Interest	126	131	267	285	313	NM

Net Income	$388	$351	$647	$627	$703	81%

Average Assets (in billions of dollars)	$38	$45	$50	$53	$56	47%
Return on Assets	4.14%	3.13%	5.13%	4.69%	5.05%
Average Risk Capital	$2,537	$2,927	$3,300	$3,562	$4,426	74%
Return on Risk Capital	62%	48%	78%	70%	64%
Return on Invested Capital	26%	22%	35%	33%	40%

Revenues by Region:
Mexico	$530	$558	$566	$720	$611	15%
EMEA	375	505	597	599	620	65%
Japan	62	67	67	73	109	76%
Asia (excluding Japan)	446	461	468	743	563	26%
Latin America	326	422	1,154	489	1,150	NM
Total	$1,739	$2,013	$2,852	$2,624	$3,053	76%

Net Income by Region:
Mexico	$169	$155	$94	$187	$18	(89)%
EMEA	46	55	40	133	57	24%
Japan	9	13	10	11	24	NM
Asia (excluding Japan)	98	98	33	231	109	11%
Latin America	66	30	470	65	495	NM
Total	$388	$351	$647	$627	$703	81%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS - Page 2

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

KEY INDICATORS (in billions of dollars)

Average Yield	19.58%	19.52%	18.98%	18.09%	18.77%

Net Interest Revenue as a% of Average Loans	14.57%	15.83%	15.04%	14.01%	14.64%

Net Credit Margin (in millions of dollars) (1)	$1,355	$1,616	$2,258	$2,162	$2,416	78%
% of Average Loans	17.61%	17.19%	21.38%	18.98%	20.41%

End of Period Loans	$32.2	$40.9	$43.4	$46.5	$48.6	51%
EOP Open Accounts (in millions)	31.7	34.7	35.6	37.3	38.0	20%
Purchase Sales (2)	$21.7	$25.8	$28.0	$31.6	$30.5	41%

Average Loans:
Mexico	$6.8	$7.3	$7.5	$7.9	$8.4	24%
EMEA	7.8	12.1	14.8	15.8	16.4	NM
Japan	1.4	1.4	1.5	1.6	1.8	29%
Asia (excluding Japan)	11.9	12.5	13.3	14.3	15.3	29%
Latin America	3.3	4.4	4.8	5.6	5.7	73%
Total	$31.2	$37.7	$41.9	$45.2	$47.6	53%

Coincident Net Credit Loss Ratio	4.99%	4.22%	5.62%	4.05%	5.38%
12 Month Lagged Net Credit Loss Ratio	6.41%	6.10%	8.57%	6.19%	8.21%

Loans 90+Days Past Due (in millions of dollars)	$736	$950	$964	$1,041	$1,071	46%
% of EOP Loans	2.29%	2.32%	2.22%	2.24%	2.20%

(1)	Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)	Purchase Sales represents customers’ purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE - Page 1
(In millions of dollars)

•                                          In Japan, revenues declined by 29% driven by lower interest revenue and higher refund claims.  The net loss of $69 million reflected the difficult operating environment and the ongoing impact of consumer lending laws passed in the fourth quarter 2006.

•                                          Outside of Japan, revenues increased 10%, driven by average loan growth of 14%.  The net loss of $99 million mainly was due to an increase in credit costs of 92%, primarily driven by India, and a repositioning charge.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$838	$793	$743	$613	$767	(8)%
Non-Interest Revenue	52	50	39	54	42	(19)%

Total Revenues, Net of Interest Expense	890	843	782	667	809	(9)%

Total Operating Expenses	407	398	565	420	469	15%
Net Credit Losses	430	437	481	491	496	15%
Credit Reserve Build / (Release)	26	30	252	71	107	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	456	467	733	562	603	32%
Income Before Taxes (Benefits)	27	(22)	(516)	(315)	(263)	NM
Income Taxes (Benefits)	2	(16)	(196)	(108)	(95)	NM

Net Income (Loss)	$25	$(6)	$(320)	$(207)	$(168)	NM

Average Assets (in billions of dollars)	$29	$29	$29	$30	$31	7%
Return on Assets	0.35%	(0.08)%	(4.38)%	(2.74)%	(2.18)%
Average Risk Capital	$1,187	$1,156	$1,109	$1,093	$2,471	NM
Return on Risk Capital	9%	(2)%	(114)%	(75)%	(27)%
Return on Invested Capital	3%	(1)%	(39)%	(25)%	(19)%

Revenues by Region:
Mexico	$70	$71	$73	$73	$69	(1)%
EMEA	203	209	212	206	219	8%
Asia (excluding Japan)	140	155	166	174	182	30%
Latin America	43	50	50	60	33	(23)%
sub-total	456	485	501	513	503	10%
Japan	434	358	281	154	306	(29)%
Total	$890	$843	$782	$667	$809	(9)%

Net Income (Loss) by Region:
Mexico	$10	$8	$—	$1	$(9)	NM
EMEA	(3)	4	(19)	(34)	(36)	NM
Asia (excluding Japan)	13	16	(6)	(9)	(50)	NM
Latin America	(4)	(1)	(7)	3	(4)	—
sub-total	16	27	(32)	(39)	(99)	NM
Japan	9	(33)	(288)	(168)	(69)	NM
Total	$25	$(6)	$(320)	$(207)	$(168)	NM

Japan Consumer Finance:

Total Revenues, Net of Interest Expense	$434	$358	$281	$154	$306	(29)%
Total Operating Expenses	126	102	251	97	95	(25)%
Provision for Loan Losses	307	316	486	314	317	3%
Income Before Taxes (Benefits)	1	(60)	(456)	(257)	(106)	NM
Income Taxes (Benefits)	(8)	(27)	(168)	(89)	(37)	NM

Net Income (Loss)	$9	$(33)	$(288)	$(168)	$(69)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE - Page 2

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

KEY INDICATORS:

Average Loans by Product (in billions of dollars):
Real estate secured loans	$9.1	$9.1	$9.3	$9.9	$9.9	9%
Personal loans	15.0	15.3	15.8	16.3	16.4	9%
Auto	0.1	0.1	0.1	0.1	—	(100)%
Sales finance and other	0.8	0.8	0.7	0.8	0.9	13%
Total	$25.0	$25.3	$25.9	$27.1	$27.2	9%

Average Loans by Region (in billions of dollars):
Mexico	$0.4	$0.4	$0.4	$0.4	$0.4	—
EMEA	11.0	11.2	11.4	12.1	12.0	9%
Asia (excluding Japan)	3.8	4.3	4.7	5.2	5.5	45%
Latin America	0.8	0.9	0.9	0.9	0.4	(50)%
sub-total	16.0	16.8	17.4	18.6	18.3	14%
Japan	9.0	8.5	8.5	8.5	8.9	(1)%
Total	$25.0	$25.3	$25.9	$27.1	$27.2	9%

Average Yield	17.08%	16.49%	15.38%	13.44%	15.50%

Net Interest Revenue as a % of Average Loans	13.59%	12.57%	11.38%	8.97%	11.34%

Net Credit Margin (NCM) - (in millions of dollars)	$460	$406	$301	$176	$313	(32)%
NCM as a % of Average Loans	7.46%	6.44%	4.61%	2.58%	4.63%

Net Credit Loss Ratio	6.98%	6.93%	7.37%	7.19%	7.33%
Net Credit Loss Ratio - Japan	13.56%	14.25%	15.12%	14.66%	14.33%
Net Credit Loss Ratio - (excluding Japan)	3.24%	3.21%	3.58%	3.78%	3.93%

Loans 90+ Days Past Due - (in millions of dollars)	$592	$612	$609	$529	$601	2%
% of EOP Loans	2.34%	2.43%	2.30%	2.02%	2.12%

Number of Sales Points:

Mexico Branches	419	424	426	426	410	(2)%
EMEA Branches	306	308	310	317	317	4%
Asia (excluding Japan) Branches	640	641	643	662	612	(4)%
Latin America Branches	253	248	248	245	158	(38)%
sub-total	1,618	1,621	1,627	1,650	1,497	(7)%
Japan Branches	51	51	51	51	41	(20)%
Japan Automated Loan Machines (ALMs)	708	708	706	530	538	(24)%
Total Japan	759	759	757	581	579	(24)%

Total	2,377	2,380	2,384	2,231	2,076	(13)%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUME INTERNATIONAL RETAIL BANKING - Page 1 (In millions of dollars)

•                                          Revenues grew 21%, driven by increased average deposits and loans, up 23% and 28%, respectively, including the impact of acquisitions.  Loan balances grew at a double-digit pace in EMEA, Mexico and Asia, and more than doubled in Latin America.  Investment assets under management grew 14%.

•                                          Expenses grew 12%, reflecting increased business volumes and acquisitions, offset by a $221 million benefit related to a legal vehicle restructuring in Mexico.

•                                          Credit costs increased $85 million, driven by acquisitions and portfolio growth.

•                                          Net income increased 35%, on higher business volumes and a benefit to expenses, partially offset by higher credit costs and lower tax benefits.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,530	$1,657	$1,741	$1,911	$1,933	26%
Non-Interest Revenue	1,229	1,373	1,484	1,953	1,392	13%

Total Revenues, Net of Interest Expense	2,759	3,030	3,225	3,864	3,325	21%

Total Operating Expenses	1,750	1,933	2,052	2,122	1,962	12%
Net Credit Losses	238	168	262	307	380	60%
Credit Reserve Build / (Release)	64	5	131	37	7	(89)%
Provision for Benefits & Claims	52	27	47	44	48	(8)%
Provision for Loan Losses and for Benefits and Claims	354	200	440	388	435	23%
Income Before Taxes and Minority Interest	655	897	733	1,354	928	42%
Income Taxes	115	213	164	337	200	74%
Minority Interest, Net of Tax	—	13	17	92	—	—

Net Income	$540	$671	$552	$925	$728	35%

Average Assets (in billions of dollars)	$132	$148	$157	$165	$174	32%
Return on Assets	1.66%	1.82%	1.39%	2.22%	1.68%
Average Risk Capital	$10,123	$11,295	$11,223	$10,932	$10,685	6%
Return on Risk Capital	22%	24%	20%	34%	27%
Return on Invested Capital	13%	13%	11%	17%	16%

Total Revenues, Net of Interest Expense:

Mexico	$777	$725	$765	$849	$778	—
EMEA	868	904	929	1,042	1,022	18%
Japan	119	255	301	626	225	89%
Asia (excluding Japan)	773	848	886	993	946	22%
Latin America	222	298	344	354	354	59%
Total	$2,759	$3,030	$3,225	$3,864	$3,325	21%

Net Income (Loss) by Region:

Mexico	$193	$197	$150	$223	$331	72%
EMEA	40	89	37	116	45	13%
Japan	27	52	54	178	37	37%
Asia (excluding Japan)	272	312	307	384	311	14%
Latin America	8	21	4	24	4	(50)%
Total	$540	$671	$552	$925	$728	35%

KEY INDICATORS:

Net Credit Loss Ratio	1.38%	0.87%	1.28%	1.41%	1.71%

Loans 90+Days Past Due (in millions of dollars)	$630	$658	$739	$783	$946	50%
% of EOP Loans	0.88%	0.83%	0.89%	0.89%	1.05%

Branches by Region:
Mexico	1,520	1,524	1,542	1,603	1,619	7%
EMEA	717	715	723	734	776	8%
Japan	25	25	30	30	31	24%
Asia (excluding Japan)	403	403	404	454	461	14%
Latin America	318	430	435	460	447	41%
Total	2,983	3,097	3,134	3,281	3,334	12%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING - Page 2

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

KEY INDICATORS (Continued):

International - Balances (in billions of dollars)

Checking, Savings & Money Market Deposits	$77.2	$86.5	$90.7	$94.6	$98.3	27%
Time Deposits, CDs and Other	77.0	81.9	85.0	87.2	91.3	19%
Total Average Deposits	$154.2	$168.4	$175.7	$181.8	$189.6	23%

Investment Sales	$35.3	$37.7	$36.4	$35.8	$30.4	(14)%

Investment AUMs (EOP)	$112.6	$121.6	$129.6	$133.4	$128.3	14%
Other (primarily Retirement Services)	25.9	28.2	29.3	31.1	35.3	36%
Total AUMs	$138.5	$149.8	$158.9	$164.5	$163.6	18%

Average Customer Deposits by Region (in billions of dollars):

Mexico	$25.0	$26.0	$25.7	$26.4	$26.7	7%
EMEA	33.9	42.6	48.0	48.6	50.5	49%
Japan	20.9	20.6	21.2	21.7	22.6	8%
Asia (excluding Japan)	65.7	67.2	67.6	71.2	75.1	14%
Latin America	8.7	12.0	13.2	13.9	14.7	69%
Total	$154.2	$168.4	$175.7	$181.8	$189.6	23%

Average Loans by Region (in billions of dollars):

Mexico	$8.3	$9.0	$9.1	$9.6	$9.9	19%
EMEA	20.2	24.8	27.1	28.4	29.2	45%
Japan	0.6	0.5	0.5	0.5	0.5	(17)%
Asia (excluding Japan)	39.0	40.5	41.3	43.9	45.9	18%
Latin America	1.7	2.8	3.4	3.7	3.9	NM
Total	$69.8	$77.6	$81.4	$86.1	$89.4	28%

Average Loans by Type (in billions of dollars):

Mortgage	$25.8	$27.8	$28.3	$30.0	$32.0	24%
Auto	2.2	2.3	2.2	2.2	2.2	—
Installment / Overdraft	27.9	32.0	34.2	36.5	38.0	36%
Commercial	9.9	10.6	11.0	11.5	11.9	20%
Other Retail	4.0	4.9	5.7	5.9	5.3	33%
Total	$69.8	$77.6	$81.4	$86.1	$89.4	28%

EOP Accounts by Region (in millions):

Mexico	21.1	19.8	20.4	20.6	20.7	(2)%
EMEA	10.2	11.7	11.8	11.9	12.1	19%
Japan	2.1	2.1	2.1	2.1	2.2	5%
Asia (excluding Japan)	11.9	12.2	12.5	14.0	14.2	19%
Latin America	8.3	8.7	9.0	9.2	10.8	30%
Total	53.6	54.5	55.8	57.8	60.0	12%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING
(In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Markets & Banking:

Net Interest Revenue	$2,462	$2,838	$3,361	$3,647	$4,356	77%
Non-Interest Revenue	6,464	6,076	920	(15,418)	(8,832)	NM

Total Revenues, Net of Interest Expense	8,926	8,914	4,281	(11,771)	(4,476)	NM
Total Operating Expenses	5,127	4,964	4,028	5,536	5,298	3%
Total Provision for Credit Losses	254	(56)	206	987	249	(2)%
Income (Loss) Before Taxes and Minority Interest	3,545	4,006	47	(18,294)	(10,023)	NM
Income Taxes (Benefits)	869	1,144	(248)	(7,355)	(4,367)	NM
Minority Interest, Net of Tax	15	7	(21)	12	15	—

Net Income (Loss)	$2,661	$2,855	$316	$(10,951)	$(5,671)	NM

U.S.:

Net Interest Revenue	$720	$1,026	$1,187	$1,568	$2,036	NM
Non-Interest Revenue	2,963	1,968	(1,202)	(13,373)	(9,502)	NM

Total Revenues, Net of Interest Expense	3,683	2,994	(15)	(11,805)	(7,466)	NM
Total Operating Expenses	2,235	1,671	1,101	2,102	1,926	(14)%
Total Provision for Credit Losses	56	12	47	808	146	NM
Income (Loss) Before Taxes and Minority Interest	1,392	1,311	(1,163)	(14,715)	(9,538)	NM
Income Taxes (Benefits)	352	316	(500)	(5,920)	(4,097)	NM
Minority Interest, Net of Tax	1	(12)	(7)	(2)	3	NM

Net Income (Loss)	$1,039	$1,007	$(656)	$(8,793)	$(5,444)	NM

International:

Net Interest Revenue	$1,742	$1,812	$2,174	$2,079	$2,320	33%
Non-Interest Revenue	3,501	4,108	2,122	(2,045)	670	(81)%

Total Revenues, Net of Interest Expense	5,243	5,920	4,296	34	2,990	(43)%
Total Operating Expenses	2,892	3,293	2,927	3,434	3,372	17%
Total Provision for Credit Losses	198	(68)	159	179	103	(48)%
Income (Loss) Before Taxes and Minority Interest	2,153	2,695	1,210	(3,579)	(485)	NM
Income Taxes (Benefits)	517	828	252	(1,435)	(270)	NM
Minority Interest, Net of Tax	14	19	(14)	14	12	(14)%
Net Income (Loss)	$1,622	$1,848	$972	$(2,158)	$(227)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING INCOME STATEMENT (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Revenues:
Commissions and Fees	$697	$693	$811	$840	$722	4%
Administration and Other Fiduciary Fees	865	974	1,085	1,141	1,203	39%
Investment Banking	1,509	1,422	(34)	1,097	(2,425)	NM
Principal Transactions	2,844	2,403	(1,305)	(18,968)	(7,766)	NM
Other	549	584	363	472	(566)	NM
Total Non-Interest Revenues	6,464	6,076	920	(15,418)	(8,832)	NM
Net Interest Revenue (including Dividends)	2,462	2,838	3,361	3,647	4,356	77%

Total Revenues, Net of Interest Expense	8,926	8,914	4,281	(11,771)	(4,476)	NM
Non-Interest Expenses:
Compensation and Benefits (1) (2)	3,434	3,297	1,838	3,093	3,232	(6)%
Other Operating and Administrative Expenses	1,693	1,667	2,190	2,443	2,066	22%
Total Non-Interest Expenses	5,127	4,964	4,028	5,536	5,298	3%
Provision for Loan Losses	254	(56)	156	887	249	(2)%
Provision for Unfunded Lending Commitments	—	—	50	100	—	—
Total Provision for Credit Losses	254	(56)	206	987	249	(2)%
Income (Loss) Before Taxes and Minority Interest	3,545	4,006	47	(18,294)	(10,023)	NM
Income Taxes (Benefits)	869	1,144	(248)	(7,355)	(4,367)	NM
Minority Interest, Net of Tax	15	7	(21)	12	15	—

Net Income (Loss)	$2,661	$2,855	$316	$(10,951)	$(5,671)	NM

Pre-tax Profit Margin	39.7%	44.9%	1.1%	NM	NM
Compensation and Benefits Expenses as a Percent of
Net Revenues	38.5%	37.0%	42.9%	NM	NM
Non-Compensation Expenses as a Percent of
Net Revenues	19.0%	18.7%	51.2%	NM	NM

(1)                                  The 2007 fourth quarter includes a $438 million charge related to headcount reductions.

(2)                                  The 2008 first quarter includes a $321 million charge related to headcount and asset reductions.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING REVENUE DETAILS (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Revenue Details:
Investment Banking:
Advisory and Other Fees	$429	$397	$459	$547	$307	(28)%
Equity Underwriting	523	539	389	461	229	(56)%
Debt Underwriting	813	712	(193)	414	(2,065)	NM
Gross Investment Banking	1,765	1,648	655	1,422	(1,529)	NM
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(136)	(137)	(83)	(88)	(54)	60%
Debt Underwriting	(34)	(42)	(31)	(34)	(67)	(97)%
Net Investment Banking	1,595	1,469	541	1,300	(1,650)	NM

Lending	570	504	423	1,000	584	2%
Equity Markets	1,483	1,582	1,033	738	979	(34)%
Fixed Income Markets	3,724	3,355	334	(16,940)	(6,925)	NM
Other Securities and Banking (1)	(95)	157	(119)	(167)	189	NM
Total Securities and Banking Revenues (1)	7,277	7,067	2,212	(14,069)	(6,823)	NM

Transaction Services	1,650	1,847	2,069	2,299	2,347	42%

Other	(1)	—	—	(1)	—	100%

Total Markets & Banking Revenues	$8,926	$8,914	$4,281	$(11,771)	$(4,476)	NM

(1)          Prior to the second quarter of 2007, Securities and Banking revenues reflect Citigroup’s portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Securities and Banking to conform to the GAAP presentation.  Beginning in the 2007 second quarter, these results are consolidated.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING SECURITIES AND BANKING (In millions of dollars)

•                  Securities and banking revenues were negative $6.8 billion due to substantial write-downs and losses related to the fixed income and credit markets.  Revenues included a $1.3 billion gain related to the inclusion of Citi's credit spreads in the determination of the market value of those liabilities for which the fair value option was elected.

•                  See our 2008 first quarter earnings press release for further highlights and discussion.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$1,624	$1,915	$2,334	$2,511	$3,155	94%
Non-Interest Revenue	5,653	5,152	(122)	(16,580)	(9,978)	NM
Total Revenues, Net of Interest Expense	7,277	7,067	2,212	(14,069)	(6,823)	NM
Total Operating Expenses	4,075	4,118	2,772	4,145	3,996	(2)%

Provision for Loan Losses	249	(50)	152	902	247	(1)%
Provision for Unfunded Lending Commitments	—	—	50	100	—	—
Total Provision for Credit Losses	249	(50)	202	1,002	247	(1)%

Income (Loss) Before Taxes and Minority Interest	2,953	2,999	(762)	(19,216)	(11,066)	NM
Income Taxes (Benefits)	731	830	(481)	(7,621)	(4,672)	NM
Minority Interest, Net of Tax	11	3	(26)	5	7	36%

Net Income (Loss)	$2,211	$2,166	$(255)	$(11,600)	$(6,401)	NM

Average Risk Capital	$23,099	$26,329	$30,457	$38,322	$46,408	101%
Return on Risk Capital	39%	33%	(3)%	(120)%	(55)%
Return on Invested Capital	30%	26%	(4)%	(100)%	(50)%

Investment Banking
Global Debt, Equity and Equity-related Underwriting :
Global Volume (1)	$208,545	$206,146	$108,051	$116,195	$94,721	(55)%
Global Market Share	9.1%	8.3%	7.7%	8.4%	7.5%
Rank	1	1	3	2	2

U.S. Volume (1)	$138,435	$139,653	$75,656	$83,910	$68,790	(50)%
U.S. Market Share	11.3%	10.6%	9.4%	11.8%	9.6%
Rank	1	1	2	1	2

(1)          Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING TRANSACTION SERVICES (In millions of dollars)

•                  Revenues increased 42% to a record $2.3 billion, driven by higher customer volumes, continued sales momentum, improved net interest margin, and the acquisition of The Bisys Group.  Revenues grew at a double-digit pace in Japan, Latin America, Asia, U.S. and EMEA.

•                  Liability balances grew 33% and assets under custody were up 21%.

•                  Operating expenses increased 25%, primarily driven by increased business volumes and Bisys.

•                  Net income increased 63% to a record $732 million.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$838	$923	$1,027	$1,136	$1,201	43%
Non-Interest Revenue	812	924	1,042	1,163	1,146	41%

Total Revenues, Net of Interest Expense	1,650	1,847	2,069	2,299	2,347	42%
Total Operating Expenses	1,037	1,125	1,224	1,363	1,298	25%

Provision for Loan Losses	5	(6)	4	(15)	2	(60)%
Provision for Unfunded Lending Commitments	-	—	—	—		—
Total Provision for Credit Losses	5	(6)	4	(15)	2	(60)%

Income Before Taxes and Minority Interest	608	728	841	951	1,047	72%
Income Taxes and Minority Interest, Net of Tax	159	212	250	284	315	98%

Net Income	$449	$516	$591	$667	$732	63%

Average Risk Capital	$1,442	$1,644	$1,826	$1,807	$2,245	56%
Return on Risk Capital	126%	126%	128%	146%	131%
Return on Invested Capital	67%	69%	67%	69%	86%

Revenue Details:
Cash Management	$986	$1,053	$1,152	$1,293	$1,295	31%
Securities Services	507	624	735	816	827	63%
Trade	157	170	182	190	225	43%
Total Revenues, Net of Interest Expense	$1,650	$1,847	$2,069	$2,299	$2,347	42%

Average Deposits and Other Customer Liability Balances (in billions)	$215	$239	$256	$277	$283	32%

Assets Under Custody (EOP in trillions)	$10.7	$11.3	$12.7	$13.1	$12.9	21%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Global Wealth Management:

Net Interest Revenue	$529	$526	$539	$580	$571	8%
Non-Interest Revenue	2,289	2,671	2,970	2,882	2,703	18%

Total Revenues, Net of Interest Expense	2,818	3,197	3,509	3,462	3,274	16%
Total Operating Expenses	2,102	2,455	2,614	2,635	2,780	32%
Total Provision for Loan Losses	17	12	56	15	21	24%
Income Before Taxes and Minority Interest	699	730	839	812	473	(32)%
Income Taxes	251	199	312	272	168	(33)%
Minority Interest, Net of Tax	—	17	38	17	6	—

Net Income	$448	$514	$489	$523	$299	(33)%

Financial Advisors (FA) / Bankers	13,605	15,595	15,458	15,454	15,241	12%
Annualized Revenue per FA / Banker (in thousands)	$837	$878	$897	$889	$858	3%

Key Indicators (in billions of dollars):

Client Assets Under Fee-Based Management	$418	$509	$515	$507	$482	15%
Total Client Assets	$1,493	$1,788	$1,820	$1,784	$1,707	14%
Net Client Asset Flows	$6	$—	$8	$1	$(1)	NM
Average Deposits and Other Customer Liability Balances	$113	$113	$119	$125	$129	14%
Average Loans	$46	$51	$57	$61	$64	39%

U.S.:

Total Revenues, Net of Interest Expense	$2,385	$2,439	$2,454	$2,509	$2,377	—
Total Operating Expenses	1,797	1,914	1,857	1,870	2,076	16%
Total Provision for Loan Losses	11	(4)	44	10	22	100%
Income Before Taxes and Minority Interest	577	529	553	629	279	(52)%
Income Taxes	216	194	220	242	116	(46)%
Minority Interest, Net of Tax	—	—	—	—	—	—

Net Income	$361	$335	$333	$387	$163	(55)%

International:
Total Revenues, Net of Interest Expense	$433	$758	$1,055	$953	$897	NM
Total Operating Expenses	305	541	757	765	704	NM
Total Provision for Loan Losses	6	16	12	5	(1)	NM
Income Before Taxes and Minority Interest	122	201	286	183	194	59%
Income Taxes	35	5	92	30	52	49%
Minority Interest, Net of Tax	—	17	38	17	6	—
Net Income	$87	$179	$156	$136	$136	56%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT SMITH BARNEY (1) (In millions of dollars)

•                       Revenue growth of 18% reflected 17% growth in client assets under fee based management, primarily driven by acquisitions.

•                       Expenses grew 38%, primarily due to the impact of acquisitions, a reserve related to facilitating the liquidation of investments in a Citi-managed fund for its clients, and increased customer activity.

•                       Credit costs increased $11 million, driven by Asia.

•                       Net income decreased 56%, due to higher expenses and credit costs.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Revenues:
Fee-Based and Net Interest Revenue	$1,407	$1,501	$1,612	$1,629	$1,502	7%
Commissions and Other Transactional Revenue	839	1,110	1,280	1,151	1,141	36%

Total Revenues, Net of Interest Expense	2,246	2,611	2,892	2,780	2,643	18%

Total Operating Expenses	1,724	2,063	2,188	2,210	2,379	38%
Provision for Loan Losses	—	1	1	2	11	—

Income Before Taxes and Minority Interest	522	547	703	568	253	(52)%

Income Taxes	198	209	286	224	105	(47)%
Minority Interest, Net of Tax	—	17	38	17	6	—

Net Income	$324	$321	$379	$327	$142	(56)%

Pretax Profit Margin	23%	21%	24%	20%	10%
Average Risk Capital	$1,743	$1,725	$1,894	$2,228	$2,930	68%
Return on Risk Capital	75%	75%	79%	58%	19%
Return on Invested Capital	39%	23%	20%	19%	10%

Financial Advisors	13,009	14,998	14,873	14,858	14,641	13%
Annualized Revenue per FA (000)	$697	$748	$768	$742	$721	3%
Branch offices	638	805	803	795	791	24%

Revenues:

Net Interest Revenue	$285	$271	$273	$281	$241	(15)%
Non-Interest Revenue	1,961	2,340	2,619	2,499	2,402	22%
Total	$2,246	$2,611	$2,892	$2,780	$2,643	18%

Key Indicators (in billions of dollars):

Client Assets Under Fee-Based Management (2)	$362	$448	$454	$446	$422	17%

Total Client Assets	$1,277	$1,562	$1,581	$1,548	$1,482	16%
Net Client Asset Flows	$7	$(3)	$7	$1	$(1)	NM
Average Deposits and Other Customer Liability Balances	$52	$51	$51	$49	$55	6%

(1)          Smith Barney includes Smith Barney, Citigroup Wealth Advisors, Nikko, Quilter and the legacy Citicorp Investment Services business.

(2)          During the second quarter of 2007, Retail Distribution transferred approximately $47 billion of Client Assets and 686 Financial Advisors and 79 branches to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT PRIVATE BANK (In millions of dollars)

•                       Revenue growth of 10% was driven by a 15% increase in U.S. revenues, as strong business volumes were partially offset by net interest margin compression.  International revenues increased 8%, reflecting growth in structured lending products.

•                       Client business volumes increased 9%, including higher client assets under fee-based management, up 7%, and loans and unused commitments, up 33%.

•                       Expense growth of 6% primarily reflected a reserve related to facilitating the liquidation of investments in a Citi-managed fund for its clients and a repositioning charge.

•                       Net income increased 27% driven by increased customer activity.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Net Interest Revenue	$244	$255	$266	$299	$330	35%
Non-Interest Revenue	328	331	351	383	301	(8)%
Total Revenues, Net of Interest Expense	572	586	617	682	631	10%
Total Operating Expenses	378	392	426	425	401	6%
Provision for Loan Losses	17	11	55	13	10	(41)%
Income Before Taxes	177	183	136	244	220	24%
Income Taxes	53	(10)	26	48	63	19%

Net Income	$124	$193	$110	$196	$157	27%

Pretax Profit Margin	31%	31%	22%	36%	35%
Average Risk Capital	$1,136	$1,153	$1,286	$1,586	$1,613	42%
Return on Risk Capital	44%	67%	34%	49%	39%
Return on Invested Capital	40%	61%	32%	47%	39%
Bankers	596	597	585	596	600	1%
Annualized Revenue per Banker (in thousands)	$4,047	$3,940	$4,142	$4,579	$4,244	5%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$56	$61	$61	$61	$60	7%
Deposits and Other Customer Liability Balances	63	63	72	74	67	6%
Other, Principally Custody Accounts	97	102	106	101	98	1%

Total Client Assets	$216	$226	$239	$236	$225	4%

Loans and Unused Commitments	48	54	59	62	64	33%

Total Client Business Volumes	$264	$280	$298	$298	$289	9%
Net Client Asset Flows	$(1)	$3	$1	$—	$—	NM
Average Deposits and Other Customer Liability Balances	$61	$62	$68	$76	$74	21%
Average Loans	$44	$47	$53	$56	$58	32%

Revenues:
U.S.	$201	$201	$208	$234	$232	15%
International	371	385	409	448	399	8%
Total	$572	$586	$617	$682	$631	10%

Net Credit Loss Ratio	0.00%	0.00%	0.00%	0.00%	0.00%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALTERNATIVE INVESTMENTS (1) (In millions of dollars)

•                       Alternative Investments recorded negative revenues of $358 million on sharply lower proprietary revenues and a $212 million mark-to-market loss on SIV assets.  The net loss was driven by the lower revenues and a $202 million write-down of the multi-strategy hedge fund intangible asset related to Old Lane.

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Total Revenues, Net of Interest Expense	$562	$1,032	$125	$384	$(358)	NM
Total Operating Expenses	180	215	238	280	498	NM
Provision for Loan Losses	1	—	(1)	—	—	(100)%
Income (Loss) Before Taxes and Minority Interest	381	817	(112)	104	(856)	NM
Income Taxes (Benefits)	138	297	(44)	40	(304)	NM
Minority Interest, Net of Tax	21	64	(1)	3	(43)	NM
Net Income (Loss)	$222	$456	$(67)	$61	$(509)	NM

Assets (in billions)	$12.3	$17.1	$20.7	$72.9	$67.3	NM
Average Risk Capital (in billions)	$4.1	$4.0	$4.3	$4.4	$5.3	29%
Return on Risk Capital	22%	46%	(6)%	6%	(39)%
Return on Invested Capital	19%	42%	(8)%	3%	(36)%

Total Revenues, Net of Interest Expense (by Business):

Client	$126	$122	$170	$206	$112	(11)%
Proprietary Investment Activities:
Private Equity	361	711	233	355	115	(68)%
Hedge Funds	47	119	(208)	(57)	(257)	NM
Other	28	80	(70)	(120)	(328)	NM
Total Proprietary Investment Activities	436	910	(45)	178	(470)	NM
Total	$562	$1,032	$125	$384	$(358)	NM

Total Revenues, Net of Interest Expense (by Type):
Client	$126	$122	$170	$206	$112	(11)%
Proprietary Investment Activities:
Fees / Dividends / Interest	35	42	144	41	38	9%
Realized & Unrealized Gains (including Public Mark-to-Market)	444	910	(121)	184	(462)	NM
Other	(43)	(42)	(68)	(47)	(46)	(7)%
Total Proprietary Investment Activities	436	910	(45)	178	(470)	NM
Total	$562	$1,032	$125	$384	$(358)	NM

Capital Under Management (in billions):

Client	$42.9	$47.4	$50.4	$48.7	$43.4	1%
Proprietary Investment Activities	10.8	11.8	11.6	10.5	10.9	1%
Capital Under Management	$53.7	$59.2	$62.0	$59.2	$54.3	1%

(1)  Includes Citigroup Venture Capital activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP – RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	First	Fourth	First	First	Fourth	First	First	Fourth	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2007	2007	2008	2007	2007	2008
Global Consumer:

U.S. Cards	$5,452	$5,609	$10,108	67%	28%	24%	28%	13%	17%
U.S. Retail Distribution	3,414	3,754	4,515	46%	26%	9%	18%	11%	5%
U.S. Consumer Lending	6,256	5,047	10,623	23%	(94)%	(18)%	16%	(59)%	(16)%
U.S. Commercial Business	2,286	2,074	2,102	14%	17%	11%	7%	8%	7%
Total U.S. Consumer	17,408	16,484	27,348	40%	(11)%	4%	19%	(4)%	3%

International Cards	2,537	3,562	4,426	62%	70%	64%	26%	33%	40%
International Consumer Finance	1,187	1,093	2,471	9%	(75)%	(27)%	3%	(25)%	(19)%
International Retail Banking	10,123	10,932	10,685	22%	34%	27%	13%	17%	16%
Total International Consumer	13,847	15,587	17,582	28%	34%	29%	14%	17%	18%

Other	—	—	—	—	—	—	—	—	—
Total Global Consumer	31,255	32,071	44,930	34%	9%	13%	17%	5%	9%
Markets & Banking:
Securities and Banking	23,099	38,322	46,408	39%	(120)%	(55)%	30%	(100)%	(50)%
Transaction Services	1,442	1,807	2,245	126%	146%	131%	67%	69%	86%
Other	—	—	—	—	—	—	—	—	—
Total Markets & Banking	24,541	40,129	48,653	44%	(108)%	(47)%	34%	(88)%	(42)%
Global Wealth Management:
Smith Barney	1,743	2,228	2,930	75%	58%	19%	39%	19%	10%
Private Bank	1,136	1,586	1,613	44%	49%	39%	40%	47%	39%
Total Global Wealth Management	2,879	3,814	4,543	63%	54%	26%	40%	24%	16%

Alternative Investments	4,086	4,447	5,339	22%	6%	(39)%	19%	3%	(36)%
Corporate / Other	3,236	5,275	4,856	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$65,997	$85,736	$108,321	31%	(46)%	(19)%

Total Citigroup - Return on Invested Capital (2) (3)							17%	(32)%	(19)%

(1)

Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)

Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3) Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First	Fourth	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
In millions of dollars	2007	2007	2008 (5)	2007	2007	2008 (5)	2007	2007	2008 (5)
Assets:
Deposits with Banks	$45,306	$63,902	$65,460	$709	$825	$805	6.35%	5.12%	4.95%
Fed Funds Sold and Resale Agreements (6)	293,295	314,691	282,315	4,289	4,313	3,172	5.93%	5.44%	4.52%
Trading Account Assets (7)	370,251	460,489	434,869	3,930	5,036	4,799	4.30%	4.34%	4.44%
Investments (1)	284,261	234,760	218,371	3,540	3,013	2,699	5.05%	5.09%	4.97%
Consumer Loans	514,383	593,201	598,027	11,533	13,480	13,084	9.09%	9.02%	8.80%
Corporate Loans	164,788	199,974	196,357	3,409	4,353	4,057	8.39%	8.64%	8.31%
Total Loans (net of Unearned Income)	679,171	793,175	794,384	14,942	17,833	17,141	8.92%	8.92%	8.68%
Other Interest-Earning Assets	68,379	114,484	119,148	764	1,598	1,334	4.53%	5.54%	4.50%
Total Average Interest-Earning Assets	$1,740,663	$1,981,501	$1,914,547	$28,174	$32,618	$29,950	6.56%	6.53%	6.29%

Liabilities:
Deposits	$648,279	$758,211	$750,897	$6,558	$7,705	$6,300	4.10%	4.03%	3.37%
Fed Funds Purchased and Repurchase Agreements (6)	366,373	365,852	329,944	5,483	5,202	3,903	6.07%	5.64%	4.76%
Trading Account Liabilities (7)	87,659	91,843	91,145	307	382	333	1.42%	1.65%	1.47%
Short-Term Borrowings	184,379	247,119	234,446	1,464	1,914	1,450	3.22%	3.07%	2.49%
Long-Term Debt (8)	279,917	353,196	352,850	3,750	4,790	4,491	5.43%	5.38%	5.12%
Total Average Interest-Bearing Liabilities	$1,566,607	$1,816,221	$1,759,282	$17,562	$19,993	$16,477	4.55%	4.37%	3.77%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$10,612	$12,625	$13,473	2.47%	2.53%	2.83%

1Q08 Increase From							36bps	30bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $15 million for the 2007 first quarter,$31 million for the 2007 fourth quarter and $48 million for the 2008 first quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Preliminary

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

				EOP				Average
	90 Days Or More Past Due (1)			Loans	Net Credit Losses (1)			Loans
	1Q07	4Q07	1Q08	1Q08	1Q07	4Q07	1Q08	1Q08
PRODUCT VIEW:
U.S.:
U.S. Cards	$587	$779	$721	$35.1	$439	$595	$541	$40.4
Ratio	1.63%	1.85%	2.06%		4.58%	5.55%	5.38%
U.S. Retail Distribution	847	1,146	1,247	60.1	335	479	563	59.2
Ratio	1.75%	1.97%	2.08%		2.85%	3.33%	3.82%
U.S. Consumer Lending	3,026	5,354	6,057	231.1	286	654	1,048	233.5
Ratio	1.38%	2.32%	2.62%		0.53%	1.12%	1.80%
U.S. Commercial Business	179	179	239	34.4	18	19	31	34.1
Ratio	0.54%	0.53%	0.69%		0.22%	0.22%	0.37%

International:
International Cards	736	1,041	1,071	48.6	384	462	637	47.6
Ratio	2.29%	2.24%	2.20%		4.99%	4.05%	5.38%
International Consumer Finance	592	529	601	28.4	430	491	496	27.2
Ratio	2.34%	2.02%	2.12%		6.98%	7.19%	7.33%
International Retail Banking	630	783	946	89.7	238	307	380	89.4
Ratio	0.88%	0.89%	1.05%		1.38%	1.41%	1.71%
Private Bank	10	30	31	59.7	—	—	—	58.3
Ratio	0.02%	0.05%	0.05%		0.00%	0.00%	0.00%
Other Consumer Loans	—	—	—	5.9	1	(1)	5	5.9
On-Balance Sheet Loans (2)	$6,607	$9,841	$10,913	$593.0	$2,131	$3,006	$3,701	$595.6
Ratio	1.29%	1.67%	1.84%		1.70%	2.04%	2.50%

Securitized Receivables (all in U.S. Cards)	1,534	1,864	2,113	109.3	1,150	1,271	1,590	105.6
Loans Held-for-Sale	41	14	14	0.9	—	—	—	1.0
Managed Loans (3)	$8,182	$11,719	$13,040	$703.2	$3,281	$4,277	$5,291	$702.2
Ratio	1.33%	1.68%	1.85%		2.19%	2.47%	3.03%

REGIONAL VIEW:
U.S.	$4,647	$7,484	$8,292	$402.1	$1,079	$1,747	$2,179	$407.6
Ratio	1.27%	1.85%	2.06%		1.19%	1.71%	2.15%
Mexico	507	743	772	20.5	182	249	333	20.0
Ratio	3.00%	3.83%	3.77%		4.47%	5.15%	6.71%
Europe, Middle East and Africa (EMEA)	582	640	733	68.5	317	304	437	66.8
Ratio	1.27%	0.99%	1.07%		2.89%	1.86%	2.63%
Japan	227	196	229	11.4	313	324	331	11.2
Ratio	2.08%	1.88%	2.00%		11.57%	12.12%	11.91%
Asia (excluding Japan)	432	513	539	79.4	164	215	258	78.9
Ratio	0.68%	0.67%	0.68%		1.06%	1.14%	1.31%
Latin America	212	265	348	11.1	76	167	163	11.1
Ratio	2.69%	2.20%	3.12%		4.36%	5.72%	5.87%
On-Balance Sheet Loans (2)	$6,607	$9,841	$10,913	$593.0	$2,131	$3,006	$3,701	$595.6
Ratio	1.29%	1.67%	1.84%		1.70%	2.04%	2.50%
Securitized Receivables (all in U.S. Cards)	1,534	1,864	2,113	109.3	1,150	1,271	1,590	105.6
Loans Held-for-Sale	41	14	14	0.9	—	—	—	1.0
Managed Loans (3)	$8,182	$11,719	$13,040	$703.2	$3,281	$4,277	$5,291	$702.2
Ratio	1.33%	1.68%	1.85%		2.19%	2.47%	3.03%

(1)	The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)

Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)

This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only U.S. Cards from a product  view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 2 to the Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117

Gross Credit (Losses)	(2,667)	(2,662)	(3,091)	(4,280)	(4,345)	(63)%
Gross Recoveries	558	607	505	579	543	(3)%
Net Credit (Losses) / Recoveries (NCL’s)	(2,109)	(2,055)	(2,586)	(3,701)	(3,802)	(80)%

NCL’s	2,109	2,055	2,586	3,701	3,802	80%
Reserve Releases (1)	(67)	(23)	—	(38)	(29)	57%
Reserve Builds (1)	646	545	2,043	3,560	1,831	NM
Specific Reserve Releases / Utilizations	(28)	(66)	(48)	(8)	(31)	(11)%
Specific Reserve Builds	43	—	197	205	170	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	NM
Provision for Loan Losses	2,706	2,520	4,776	7,422	5,751	NM
Other (2)	(27)	406	157	(332)	191
Allowance for Loan Losses at End of Period (a)	$9,510	$10,381	$12,728	$16,117	$18,257

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.53%	1.55%	1.79%	2.23%	2.47%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•  For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

•  For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

•  For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations. Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

•  For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

•  For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$6,006	$6,348	$7,210	$9,203	$12,393

Gross Credit (Losses)	(2,631)	(2,610)	(2,999)	(3,515)	(4,208)	(60)%
Gross Recoveries	500	518	445	509	507	1%
Net Credit (Losses) / Recoveries (NCL’s)	(2,131)	(2,092)	(2,554)	(3,006)	(3,701)	(74)%

NCL’s	2,131	2,092	2,554	3,006	3,701	74%
Reserve Releases (2)	(57)	(23)	—	(38)	(29)	49%
Reserve Builds (2)	346	539	2,042	3,556	1,831	NM
Specific Reserve Releases / Utilizations	(5)	(31)	(10)	(5)	(3)	40%
Specific Reserve Builds	37	—	36	20	2	(95)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—
Provision for Loan Losses	2,452	2,577	4,622	6,539	5,502	NM
Other (3)	21	377	(75)	(343)	174
Allowance for Loan Losses at End of Period	$6,348	$7,210	$9,203	$12,393	$14,368

Net Consumer Credit (Losses) as a
Percentage of Average Consumer Loans	1.70%	1.56%	1.81%	2.02%	2.50%

Consumer Allowance for Credit Losses
As a Percentage of Total Consumer Loans	1.22%	1.31%	1.61%	2.09%	2.41%

(1)	Includes loans made to Global Wealth Management clients.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•  For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

•  For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

• For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

•  For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

•  For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$2,934	$3,162	$3,171	$3,525	$3,724

Gross Credit (Losses)	(36)	(52)	(92)	(765)	(137)	NM
Gross Recoveries	58	89	60	70	36	(38)%
Net Credit (Losses) / Recoveries (NCL’s)	22	37	(32)	(695)	(101)	NM

NCL’s	(22)	(37)	32	695	101	NM
Reserve Releases (2)	(10)	—	—	—	—	100%
Reserve Builds (2)	300	6	1	4	—	(100)%
Specific Reserve Releases / Utilizations	(23)	(35)	(38)	(3)	(28)	(22)%
Specific Reserve Builds	6	—	161	185	168	—
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	NM
Provision for Loan Losses	254	(57)	154	883	249	(2)%
Other (3)	(48)	29	232	11	17
Allowance for Loan Losses at End of Period (a)	$3,162	$3,171	$3,525	$3,724	$3,889

Net Corporate Credit (Losses) as a
Percentage of Average Corporate Loans	NM	NM	0.02%	0.34%	0.05%

Corporate Allowance for Credit Losses
As a Percentage of Total Corporate Loans	1.81%	1.65%	1.74%	2.01%	2.02%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$1,100	$1,100	$1,150	$1,250	$1,250

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—

Total Corporate Allowance for Loans, Leases
and Unfunded Lending Commitments [Sum of (a)]	$4,262	$4,271	$4,675	$4,974	$5,139

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.45%	2.23%	2.30%	2.68%	2.66%

(1)	Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

• The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.
• The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

• The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

• The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets of Citi Chile to Banco de Chile.

(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						1Q08 vs.
	1Q	2Q	3Q	4Q	1Q	1Q07 Increase/
	2007	2007	2007	2007	2008	(Decrease)

U.S. Cards
Net Credit Losses	$439	$408	$399	$595	$541	23%
Credit Reserve Build / (Release)	(44)	224	134	493	302	NM
U.S. Retail Distribution
Net Credit Losses	335	360	388	479	563	68%
Credit Reserve Build / (Release)	(1)	—	299	376	362	NM
U.S. Consumer Lending
Net Credit Losses	286	289	417	654	1,048	NM
Credit Reserve Build / (Release)	217	39	854	2,416	659	NM
U.S. Commercial Business
Net Credit Losses	18	33	13	19	31	72%
Credit Reserve Build / (Release)	20	(24)	8	16	44	NM

International Cards
Net Credit Losses	384	397	594	462	637	66%
Credit Reserve Build / (Release)	22	201	334	109	310	NM
International Consumer Finance
Net Credit Losses	430	437	481	491	496	15%
Credit Reserve Build / (Release)	26	30	252	71	107	NM
International Retail Banking
Net Credit Losses	238	168	262	307	380	60%
Credit Reserve Build / (Release)	64	5	131	37	7	(89)%

Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	11	—
Credit Reserve Build / (Release)	—	1	1	2	—	—
Private Bank
Net Credit Losses	—	—	—	—	—	—
Credit Reserve Build / (Release)	17	11	55	13	10	(41)%

Other	1	(2)	—	(1)	(6)	NM
Consumer Provision for Loan Losses	2,452	2,577	4,622	6,539	5,502	NM

Markets & Banking:
Securities and Banking
Net Credit Losses	(27)	(37)	30	686	99	NM
Credit Reserve Build / (Release)	276	(13)	122	216	148	(46)%
Transaction Services
Net Credit Losses	5	1	4	14	2	(60)%
Credit Reserve Build / (Release)	—	(7)	—	(29)	—	—
Other	—	—	—	—	—	—
Alternative Investments
Net Credit Losses	1	—	(1)	—	—	(100)%
Corporate / Other	(1)	(1)	(1)	(4)	—	100%
Corporate Provision for Loan Losses	254	(57)	154	883	249	(2)%

Total Provision for Loan Losses	$2,706	$2,520	$4,776	$7,422	$5,751	NM

NM Not meaningful
Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$19	$11	$11	$11	$6
Other	481	588	1,207	1,747	2,028
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034

Corporate Cash-Basis Loans
JENA (2)	$118	$204	$841	$1,320	$1,577
Other International (3)	382	395	377	438	457
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034
Corporate Cash-Basis Loans as a% of Total Corporate Loans (1)	0.29%	0.31%	0.60%	0.95%	1.05%

Total Consumer Cash-Basis Loans (1)	$4,578	$5,160	$6,137	$7,210	$8,301
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$26	$27	$56	$118	$174

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$461	$516	$594	$707	$919
Markets & Banking	348	219	348	512	545

TOTAL OTHER REAL ESTATE OWNED (4)	$809	$735	$942	$1,219	$1,464

OTHER REPOSSESSED ASSETS (5)	$77	$66	$86	$99	$107

(1)

Excludes purchased distressed loans. The carrying value of these loans was: $957 million at March 31 2007, $1,013 million at June 30, 2007, $1,188 at September 30,2007, $2,399 million at December 31, 2007 and $2,224 million at March 31, 2008.

(2)	JENA includes Japan, Western Europe and North America.

(3)	Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

*** END OF FILE***